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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Seagull Energy Corporation:

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Seagull Energy Corporation of our report dated August 15, 1996, relating to the consolidated financial statements of Esso Suez Inc., which appears in the Current Report on Form 8-K of Seagull Energy Corporation dated August 28, 1996.




                                           /s/  PRICE WATERHOUSE

                                           Price Waterhouse
                                           Cairo, Egypt
                                           October 2, 1996